NetSol

Fiscal 2014
Year-End Conference Call

September 12, 2014

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

This presentation may reference non-GAAP measures such as EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. The Company uses EBITDA as a measure of the Company's operating trends. Investors are cautioned that EDITDA is not a measure of liquidity or of financial performance under Generally Accepted Accounting Principles (GAAP). The EDITDA numbers presented may not be comparable to similarly titled measures reported by other companies. EBITDA, while providing useful information, should not be considered in isolation or as an alternative to net income or cash flows as determined under GAAP. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

Fiscal 2014 Results: Agenda

- Fiscal 2014 Highlights
- Building an Engine of Growth
- NFS Ascent Product Overview
- Update on Recent Contract and Implementations
- NFS Mobility Overview
- Financial Review
- Pipeline Discussion

FY 2014 Highlights

- A year marked by product transition concurrent with investment in growth – impacting top and bottom line results
- Launched NFS Ascent ™ and NFS Mobility ™
  - ✓ NFS Ascent Live at Nissan Leasing (Thailand) for nearly a year
  - ✓ Global luxury car manufacturer and finance company implementing NFS Mobility's mPOS across dealer network in China
- Developed powerful sales and delivery engine
  - ✓ Increased pre-sales and marketing teams worldwide
  - ✓ Increased technical employees
  - ✓ Decreased turnover
- Constructed new building within Lahore Campus
  - ✓ Two floors complete and full with energized staff

ENGINEERED FOR THE FUTURE

NEXT GENERATION PLATFORM FOR THE ASSET FINANCE & LEASING INDUSTRY



NFS | Ascent

Leading Edge Technology

NetSol provides future-proof solutions using state-of-the-art technology. NFS Ascent has been designed as part of a full business platform and developed for maximum flexibility and customization. It is a global system that meets local requirements. Ascent can be used in multinational, multi-company, multi-asset, multi-lingual, multi-distributor and multi-manufacturer environments. Each application within Ascent is a complete solution in itself and can be used independently to address specific areas of the leasing/financing cycle – or collectively, as an end-to-end solution, covering the full leasing and finance cycle from quotation origination through end of contract at the retail and wholesale levels.

- N-Tier Architecture
- SOA Platform
- Database Independent
- Web Deployment
- Smart Client

NFS | Ascent

Automating the Entire Lease and Finance Cycle

- Designed based on the Company's collective experience with global Fortune 500 companies
- Five software applications at its core, deployable independently or together
- Platform's framework allows for rapid transformation of legacy driven technology
- Lease accounting and contract processing engine allows for an array of interest calculation methods; Robust accounting of multi-billion dollar lease portfolios under GAAP and IFRS
- Three highly dynamic and configurable work engines
  - ✓ Apply rules and checkpoints to better manage risks
  - ✓ Automate tasks
  - ✓ Reengineer business processes

- Business Rules Engine
- Business Process Designer
- Dynamic Workflow Manager

NFS | Ascent A Solutions-Based Model

- $16 Million NFS Ascent Contract
- Implementation with major multi-finance group in Asia
  - ✓ Fully automates all finance front and back office operations
  - ✓ Manages a portfolio of nearly two million contracts, serving more than 5,000 concurrent users
- Scheduled to be completed within the next 18 months
  - ✓ First phase scheduled to go live in February 2015
- License and services revenue will generate more than $10 million in revenues
  - ✓ Five-year cost of ownership, including maintenance and support, brings the contract value to more than $16 million

More than 50% of Project Value Derived from Customization & Services



11%
30%
59%
License
Maintenance
Customization and Services

Enterprise Mobility Solutions



mPOS



Collections



Field Investigator



mAccount

Reshaping Business Models, Empowering Workers, Improving Collaboration

Point of Sale

The Point of Sale application simplifies the business origination process for financial products such as financial lease, operating lease and hire purchase.



mAccount

NetSol Financial Suite-mAccount gives your customers complete visibility of their credit/lease contracts.



Field Investigator

Field Investigator includes powerful features that enable your field teams to perform applicant details verification on the go.



Collections

NetSol Financial Suite – Collections empowers your collections teams to do more, with the app's easy to use interface and intelligent architecture.



mPOS Contract Update

Point of Sale

The Point of Sale application simplifies the business origination process for financial products such as financial lease, operating lease and hire purchase.


Loan Calculator
Collaboration & Organization
Dynamic Reporting
Quotation & Application
Offline Mode
Deals & Promotions

- Global luxury car manufacturer and finance company implementing mPOS across dealer network in China
- A first-of-its-kind solution allows auto dealers to perform the contract origination process using a mobile device
- Comes equipped with detailed intelligence dashboard, quick-quote loan calculator, application submission and collaboration tools

Investing in Future Growth


NETSOL









Building Our Talent Pool



1500
1400
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
657
27
97
18
832
32
141
19
52
34
1042
36
172
40
63
36
2012
2013
2014
Technical
Accounting
General and Admin
Customer Support
Sales
Management

- Visibility into pipeline and deal value gives confidence to invest in hiring
- Aiming to serve multiple complex implementations concurrently
- Incremental cost of new employees builds leverage in model

Building a State-of-the-Art Tech Campus

- Lahore Technology Campus
  - ✓ Consists of 50,000 square feet of computer and general office space
  - ✓ Construction of adjacent facility with covered area of approximately 90,000 square feet – Two floors complete
- Continued hiring of technical staff to support growth objectives
- Improved IT employee turnover from almost 20% in 2012 to less than 8% today





Focusing on the Core Business

- Sold Vroozi subsidiary
  - ✓ Recorded profit on sale
  - ✓ Agreement includes earn out provision
- Discontinued two non-core products
  - ✓ Impacted depreciation and amortization in the quarter



Financials

Roger Almond, CFO


NETSOL









FY 2014 Financial Summary

- Total net revenues were $36.4 million, compared with $49.8 million for the same period last year, reflecting decline in new license sales during transition period
- Marked by a period of significant investment, affecting bottom line at a time of less license revenue
  - ✓ Hiring of employees
  - ✓ Higher selling and marketing costs
  - ✓ Travel expenses and business development costs
- One-time charges
  - ✓ Increased depreciation and amortization (non-cash charge) as a result of alignment towards NFS Ascent
- Improved collections

Recurring Revenue Base



Total Maintenance Revenue
In $ Millions
12
10
8
6
4
2
0
7.05
7.49
7.87
9.5
10.5
2010
2011
2012
2013
2014

- Added new customers representing approximately $870,000 in new maintenance fees during fiscal year
- Customers went live with product during the latter stages of fiscal year 2013 and into fiscal year 2014
- Maintenance fees at current level until we are able to license new customers

Note: Revenue from Vroozi is removed from 2013 and 2014 figures

Service Revenue

Total Service Revenue


In $ Millions
25
20
15
10
5
0
15.6
17.8
18.5
22.5
20.4
2010
2011
2012
2013
2014

- Service revenue derived from services provided to both current customers and services provided to new customers as part of the implementation process
- Also comprised of request changes/customizations for current systems
- With decline in license revenue, the services associated with implementing new systems declined

Note: Revenue from Vroozi is removed from 2013 and 2014 figures

Service Revenue Mix


FY13 Service Revenue Mix
20%
80%
Implementaton
Enhancements


FY14 Service Revenue Mix
15%
85%
Implementaton
Enhancements

- NFS Ascent contracts carry larger percentage of services revenue
  - ✓ Larger contribution to service revenue as new contracts are implemented
- Enhancements projected to remain stable moving in FY 15
  - ✓ Growing needs of customers as their businesses grow

Investing in Growth

Cost of Revenue:

- Additional employees added incremental expense
- Higher employee salaries and benefits to decrease turnover


BE A NETSOLIAN

Operating Expenses:

- Increased travel for new business and product demos
- Additional administrative costs to support new hires and new business activities


June 19, 2014 · Crowne Plaza Beijing Chaoyang
Organizer
主办方
DUXES
Awards Ceremony and Cocktail Sponsor
l Technologies awarded the First Rated and Best Selling Finance and Leasing Solution for two years running.

FY 2014 Q4 One-Time Items

One-Time Charges:

Item	Amount
Bad debt	$1.0 Million
Fully amortized two non-core products	$1.4 Million
Loss on disposal of assets	$230,000
Share of loss from Atheeb	$545,000

✓ One-time charges had a $3.2 million impact in the quarter

One-Time Gain:

Item	Amount
Sale Vroozi	$1.9 Million

✓ Eliminated ongoing cash costs

EBITDA

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Income (loss) before preferred dividend, per GAAP	$ (7,216,091)	$ 3,148,200	$ (11,356,047)	$ 7,863,143
Income Taxes	16,453	443,399	338,282	465,426
Depreciation and amortization	3,861,554	1,454,079	8,730,736	5,221,504
Interest expense	85,447	76,090	255,677	663,967
Interest (income)	(74,325)	(43,541)	(261,251)	(185,343)
EBITDA	$ (3,326,962)	$ 5,078,227	$ (2,292,603)	$ 14,028,697
Weighted Average number of shares outstanding				
Basic	9,150,101	8,922,088	9,063,345	8,201,247
Diluted	9,150,101	9,009,793	9,063,345	8,288,951
Basic EBITDA	$ (0.36)	$ 0.57	$ (0.25)	$ 1.71
Diluted EBITDA	$ (0.36)	$ 0.56	$ (0.25)	$ 1.69

We are providing EBITDA because we believe it to be an important supplemental measure of our performance that is commonly used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. It should not be considered as an alternative to net income, operating income or any other financial measures calculated and presented, nor as an alternative to cash flow from operating activities as a measure of our liquidity. It may not be indicative of the Company's historical operating results nor is it intended to be predictive of potential future results.

Capital Resources


Millions
$16
$14
$12
$10
$8
$6
$4
$2
$0
2010
2011
2012
2013
2014
Cash and cash equivalents
Accounts receivable, net

- Strong cash balance
- Highlighted by improved collections
- Manage resources to provide runway to execute growth initiatives

Information shown above does not include restricted cash.

Growing NetSol


NETSOL


netsolgym







NFS | Ascent

New Business Pipeline

- Targeting region-wide/global rollouts
  - ✓ Global framework agreements provides opportunity
  - ✓ Client history within specific regions
- Higher magnitude, more complex implementations
  - ✓ Consulting playing a larger role
- New system implementations in emerging markets
  - ✓ Leasing and financing growth plays important trend
- NFS conversions
  - ✓ Established upgrade pathway for clients running NFS
- Upgrades from home-grown legacy systems in established markets


Competitive Bid
Sole Provider
Conversions
New Implementation

NFS | Ascent Building References

Nissan	• Live with NFS Ascent for almost a year • Global Agreement with NetSol as Preferred Vendor • Currently serving 5 Nissan markets out of the 7 they do finance business
Toyota	• NFS Ascent project implementation in Thailand already ongoing, with first Go-Live expected by Q1 2015. • Strong relationship with NetSol in Asia, developed over 10 years of business partnership
Large Japanese Bank	• $16 million contract with first phase scheduled to go live in February 2015

Sample of Contracts. Provided for Illustrative purposes.

Key Takeaways



- Highly competitive solution in NFS Ascent
- Large scale projects in pipeline
- Focused on execution with talented team

Thank You